Borrowings	12 Months Ended
Jan. 31, 2021
Schedule Of Fair Value Measurement Of Assets And Liabilities [Text Block]
Borrowings
22	Borrowings

	31 January 2021 NZ$000’s	31 January 2020 NZ$000’s
Amounts due in less than one year:
Secured liabilities:
Bank loans	14,500	17,900
Debt issuance costs in relation to bank loan	(7)	-
Other loan	-	1,315
	14,493	19,215
Amounts due after more than one year:
Unsecured liabilities:
Convertible loan notes	3,002	19,698
	3,002	19,698
	17,495	38,913

The fair value of borrowings is not considered to be materially different to their carrying amounts.

(a)	Assets pledged as collateral:

Borrowings are collateralized by a fixed and floating charge over the assets of the Group. The lease liabilities are effectively secured as the rights to the leased assets, recognised in the balance sheet, revert to the lessor in the event of default.

(b)	Bank overdrafts, bank loans and bank loan covenants

On 12 March 2020, the Group entered into a Deed of Amendment with the Bank of New Zealand to extend its loan facility of NZD$16,700,000 (31 January 2020: NZD$17,900,000) until March 2022. Interest rate charges ranged between 4.25% and 5.26%. The facility includes guarantees and financial instruments totalling NZD$1,345,000.

Bank of New Zealand has the first ranking charge over all assets of the Group. Under the terms of the facility, the Group must meet specific covenant obligations namely sales and gross margin adverse variances to budget to be no greater than 15% and inventory to cover bank debt 1.35 times (which increased to 1.65 times from and including 31 July 2020). Throughout the majority of the current financial year, the Group was in breach of all covenant measures. The extended borrowing has therefore been classified as a current liability as at the year end. Sales, gross margin and inventory were all negatively impacted by COVID-19 due to store closures and delayed inventory shipments from suppliers.

(c)	Convertible notes

The component of the convertible notes that exhibits characteristics of a liability is recognised as a liability at amortised cost in the statement of financial position, net of transaction costs. On the issue of the convertible notes any fair value of the liability component is identified as a derivative and determined using a market rate for an equivalent non-convertible bond and this amount is carried as a non-current liability on a fair value basis until extinguished on conversion or redemption. Derivatives are initially recognised at fair value on the date a derivative contract is entered into and are subsequently remeasured to their fair value at each reporting date or as a result of contract covenant failure. The accounting for subsequent changes in fair value is recognised in the profit or loss. The increase in the liability due to the passage of time is recognised as a finance cost. Any corresponding interest on convertible notes is expensed to profit or loss.

In February and April 2020, the Group completed 2 separate private placements of secured convertible notes to 1 private investor for a cash consideration of $7.2m (US$4.5m) with discounts and fees totalling $0.5m (US$0.3m) and a daily compounding interest rate of 20%. During the year, the note holder elected to exchange their warrant in return for a one-time 5% increase on the Note balance on the date of election. Total warrants exchanged for an increase in Note balance during the year was $0.3m (US$0.2m). In addition to warrant exchanges, the Note holder is also entitled to a one-time 10% increase in Note value if the Group fails to meet its financial and/or filing obligations contained under the Note agreement. The total increase in principal Note balance relating to financing and/or filing penalties during the year was $1.4m (US$0.9m). By the year end the convertible note issued in February had been fully converted to equity while the convertible note issued in April remained outstanding.

In July 2020, the Group completed a private placement of a convertible promissory note (the “July Note”) and a warrant to purchase ordinary shares (the “July Purchase Warrant”) to one of the Affiliated Holders, Iliad Research Trading L.P., pursuant to a Securities Purchase Agreement, for an aggregate purchase price of $12.1m (US$8.0m). The July Note was issued with an original issue discount of 5%, and certain expenses of the Affiliated Holder were added to the balance of the July Note, for an original principal balance of $12.8m (US$8.4m). The Group also granted a financing rebate to the Affiliated Holder, resulting in net proceeds to the Group of approximately $10.9m (US$7.2m) from the sale of the July Note. The July Note provided for interest at the following rates: (i) for a period of 90 days starting on its issuance date, 2.0% per annum, (ii) for the next 90 days, 10.0% per annum and (iii) thereafter, 15.0% per annum, and provided for maturity on the second anniversary of its issuance. The July Note was convertible, at our election (subject to certain limitations) or at the election of the Affiliated Holder, into ordinary shares at a conversion price equal to US$0.2424. The July Purchase Warrant entitled the Affiliated Holder to purchase ordinary shares at an exercise price of US$0.6707 per share. In addition, if the exercise price of the July Purchase Warrant was higher than the last closing bid price of the ordinary shares, the July Purchase Warrant could be exercised on a cashless basis for a number of shares equal to the Black-Scholes value per share underlying the July Purchase Warrant, multiplied by the number of shares as to which the July Purchase Warrant was being exercised, divided by the closing bid price as of two business days prior to the exercise date, but in any event not less than the floor price specified in the July Purchase Warrant. For this purpose, the Black-Scholes value per share underlying the July Purchase Warrant was a fixed value as set forth in the July Purchase Warrant.

The July Note has been converted in full into an aggregate of 35,081,733 Ordinary Shares and the July Purchase Warrant had been exercised in full, pursuant to the Black-Scholes cashless exercise provision, for an aggregate of 47,817,633 Ordinary Shares.

As at 31 January 2021, the Group had a principal amount of $2.8m (US$2.0m) and accrued interest of $0.2m (US$0.1m) with the total owing of $3.0m (US$2.1m) on the balance sheet and interest charged to the Profit or Loss account. When a conversion option is exercised the amount of conversion is taken to share capital, reducing the loan note balance.

(d)	Other loans

On 3 July 2020, the balance (principle and interest) that existed at 31 January 2020 (US$1.1m, NZ$1.6m) was fully converted into Naked ordinary shares at a price of US$0.66 by mutual consent.